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                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of September 16, 1999, by and among E-Cruiter.com Inc., a Canadian corporation (the "Company"), Paul Champagne ("Champagne"), John Gerard Stanton ("Stanton") and Les Kirkland ("Kirkland", and together with Champagne and Stanton, the "Shareholders"), each of whom is a current shareholder of the Company.

                                    RECITALS

         A. The Company proposes to offer and sell 1,700,000 of its common shares in an initial public offering (the "IPO") in the United States to be underwritten by Whale Securities Co., L.P. For that purpose, the Company will file a registration statement under the United States Securities Act of 1933 (the "Securities Act") with the United States Securities and Exchange Commission (the "SEC").

         B. Each of the Shareholders currently is entitled by contract to piggyback registration rights in the event that the Company effects an IPO of its equity securities. At the request of the Company, each of the Shareholders has waived all his registration rights in connection with the IPO in consideration for the Company's agreement to register common shares owned by him pursuant to the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

                                   SECTION 1

                           Demand Registration Rights

         1.1 Right to Demand. At any time after 12 months after the IPO, Champagne and Stanton may each make a written request of the Company for registration with the SEC under and in accordance with the provisions of the Securities Act, of all or part of his Registrable Securities (a "Demand Registration"); provided, however, that (i) the Company need not effect a Demand Registration unless the Demand Registration includes at least 50% of the Registrable Securities held by the demanding Shareholder on the date the request is made and 3% of the issued and outstanding common shares of the Company, (ii) the Company may, if its Board of Directors determines in the exercise of its reasonable judgment that effecting such Demand Registration at such time would have a material adverse effect on the Company, defer such Demand Registration for a period not to exceed 90 days, and (iii) if the Company elects to defer any Demand Registration pursuant to (ii) above, no Demand Registration will be deemed to have occurred for purposes of this Agreement. The demanding Shareholder's request will specify the aggregate number of Registrable Securities requested to be registered and the intended methods of disposition of such Registrable Securities.

         1.2 Number of Demand Registrations. Champagne will be entitled to two Demand Registrations. Stanton will be entitled to one Demand Registration. A Demand Registration will not be counted as a Demand Registration under this Agreement until the registration statement related to such Demand Registration has been declared effective by the SEC and maintained continuously effective for a period of at least six months or such shorter period when all Registrable Securities included in the Demand Registration have been sold in accordance with such Demand Registration. If the Company elects to issue and sell any equity securities pursuant to any Registration Statement filed in connection with a Demand Registration or if the number of Registrable Securities that the demanding Shareholder is entitled to sell in a Demand Registration is reduced in accordance with Section 1.3 below, then such registration will be deemed not to be a Demand Registration solely for purposes of determining the number of Demand Registrations to which the demanding Shareholder is entitled under this Agreement.


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         1.3 Priority on Demand Registrations. If the managing underwriter or underwriters of the Demand Registration (or in the case of a Demand Registration not being underwritten, in the opinion of the demanding Shareholder), advise the Company in writing that in its/their/his reasonable opinion the number of securities proposed to be sold in the Demand Registration is inconsistent with that which can be sold in such offering without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of Registrable Securities that the demanding Shareholder may sell), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters (or the demanding Shareholder as the case may be) can be sold without having a material adverse effect on the success of the offering as follows: (i) first, the Registrable Securities requested to be included in such Demand Registration by the demanding Shareholder(s), provided, however that if it shall be necessary to reduce the number of Registrable Securities requested to be included in the Demand Registration by demanding Shareholders, the Company will first reduce the number of Registrable Securities included by Stanton and only after that number is reduced to zero, reduce the number of Registrable Securities included by Champagne; (ii) second, any securities being issued and sold by the Company; and
(iii) third, any securities held by other shareholders of the Company and being registered pursuant to Piggyback Registration rights.

1.4 Selection of Underwriters. If the Demand Registration is an underwritten offering, the Company, subject to the demanding Shareholder's consent (not to unreasonably withheld) will: (i) select a managing underwriter or underwriters to administer the offering; and (ii) determine the terms under which the underwriting will take place.

                                   SECTION 2

                          Piggyback Registration Rights

         2.1 Right to Piggyback. Subject to Sections 2.2 and 2.3 whenever the Company proposes to register any common shares with the SEC under the Securities Act on its own behalf and/or on behalf of any of its security holders (the "demanding security holders"), other than pursuant to a registration on Forms S-4, F-4 or S-8, or any successor forms to those forms (a "Piggyback Registration"), the Company (i) will give written notice to all Shareholders who hold Registrable Securities at least 30 days prior to the anticipated filing date, of its intention to effect such a registration, specifying the proposed offering price, the number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and (ii) will, subject to Section 2.3 below, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the date of the Company's notice. Except as otherwise may be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a Piggyback Registration on terms and conditions at least as favorable as those applicable to the registration of the common shares to be sold by the Company and/or the demanding security holders and any other person selling under such Piggyback Registration.

         2.2 Number of Piggyback Registrations. Each Shareholder will be entitled to two Piggyback Registrations. A Piggyback Registration will not be counted as a Piggyback Registration under this Agreement until the registration statement related to such Piggyback Registration has been declared effective by the SEC and maintained continuously effective for a period of at least six months or such shorter period when all Registrable Securities included in the Piggyback Registration have been sold in accordance with such Piggyback Registration.

         2.3 Priority on Piggyback Registrations. If the managing underwriter or underwriters, if any, advise the selling Shareholders in writing that in its or their reasonable opinion (or in the case of a Piggyback Registration not being underwritten the demanding security holders, if any, or if there are no demanding security holders, the Company, shall reasonably determine and notify the selling Shareholders of such determination), that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to Section 2.1 above) is inconsistent with that which can be sold in such registration without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of securities that any participant may sell), the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the demanding security holders, or the Company, as the case may be, can be sold as follows:
(i) first, the securities the demanding security holders propose to sell, (ii) second, the securities the Company proposes to sell, and (iii) third, the Registrable Securities requested to be included in such registration by the Shareholders and any other holder of securities of the Company entitled to Piggyback Registration rights. To the extent that the privilege of including Registrable Securities in any Piggyback Registration pursuant to clause (iii) above must be allocated among the selling Shareholders and any other holder of securities of the Company entitled to Piggyback Registration rights, the allocation will be made pro rata based on the number of Registrable Securities that each holder entitled to Piggyback Registration rights shall have requested to include therein.

         2.4 Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will: (i) select a managing underwriter or underwriters to administer the offering, and (ii) determine the terms under which such underwriting will take place.

                                    SECTION 3

                             Registration Procedures

         3.1 Registration Procedures. With respect to any Demand Registration or Piggyback Registration (generically, a "Registration"), the Company will, subject to Sections 1.3 and 2.3, as promptly as practicable:

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         (a) prepare and file with the SEC, a registration statement or registration statements (the "Registration Statement") relating to the applicable Registration on any appropriate form under the Securities Act that is available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof; provided, however, that the Company will include in any Registration Statement on a form other than Form S-1 all information that the selling Shareholders shall reasonably request and shall include all financial statements required by the SEC to be filed therewith, cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"), and use its best efforts to cause such Registration Statement to become effective; provided further, that before filing a Registration Statement or prospectus related to the Registration Statement (a "Prospectus") or any amendments to the Registration Statement or any supplements to a Prospectus, the Company will furnish to the selling Shareholders and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such selling Shareholders and underwriters and their respective counsel, and the Company will not file any Registration Statement, or amendment to the Registration Statement, or any Prospectus, or any supplement to a Prospectus to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

         (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by the Registration Statement have been sold; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof specified in such Registration Statement or supplement to the Prospectus; the Company will not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in selling Shareholders not being able to sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing will not apply to actions taken by the Company in good faith and for valid business reasons, including, without limitation, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 3.1(k) below, if applicable;

         (c) notify the selling Shareholders and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing: (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(B) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) if at any time the representations and warranties of the Company contemplated by Section 3.1(n) below cease to be true and correct; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (F) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated by reference in the Registration Statement or Prospectus untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated by reference in the Registration Statement or Prospectus in order to make the statements therein not misleading;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (f) furnish to each managing underwriter and, upon request, to each selling Shareholder, without charge, one signed copy of the Registration Statement and any amendment to the Registration Statement, including financial statements and schedules, all documents incorporated by reference in the Registration Statement and all exhibits (including those incorporated by reference);

         (g) deliver to each selling Shareholder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement to the Prospectus as such Shareholder and underwriters may reasonably request; the Company consents to the use of each Prospectus or any amendment or supplement to the Prospectus by each of the selling Shareholders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement to the Prospectus;

         (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Shareholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as any selling Shareholder or underwriter reasonably requests in writing, considering the amount of Registrable Securities proposed to be sold in each such jurisdiction, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (i) cooperate with the selling Shareholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

         (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Shareholders or the underwriters, if any, to consummate the disposition of the Registrable Securities;

         (k) upon the occurrence of any event contemplated by Section 3.1(c)(F) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated by reference in the Registration Statement or Prospectus or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements in the Prospectus not misleading;

         (l) cause all Registrable Securities covered by any Registration Statement to be authorized for trading or listed, as appropriate, on the Nasdaq Small Cap Market and/or any other automatic quotation system or securities exchange on which the common shares are then authorized for trading or listed, as appropriate;

         (m) provide a CUSIP number for the Registrable Securities, not later than the effective date of the applicable Registration Statement;

         (n) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as shall be reasonably necessary to facilitate the disposition of the Registrable Securities, and in connection therewith: (A) make such representations and warranties to the selling Shareholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (B) obtain opinions of counsel to the Company and updates of those opinions (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling Shareholder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Shareholders and underwriters; (C) obtain "cold comfort" letters and updates of such letters from the Company's independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings; (D) if an underwriting agreement is entered into, it shall set forth in full the indemnification provisions and procedures set forth in Section 3.2 below with respect to all parties to be indemnified pursuant to said Section; and (E) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with Section 3.1(c)(F) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above will be done at each closing under such underwriting or similar agreement or as and to the extent required under such agreement;

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

         (o) make available for inspection during normal business hours by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the representative or underwriter, all financial and other records, and pertinent corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction (in which case such persons will notify the Company in writing no less than 5 business days in advance of making the disclosure);

         (p) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and

         (q) promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling Shareholders and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to its filing as counsel for such selling Shareholders or underwriters may reasonably request.

         3.2 Obligation of Selling Shareholders to Furnish Information. (a) The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the proposed distribution of such securities as the Company may from time to time reasonably request in writing.

         (b) Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(c)(F), such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Shareholder's receipt of copies of the supplemented or amended Prospectus as contemplated by Section 3.1(k), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, such Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Shareholder's possession, of the Prospectus covering such Registrable Securities. In the event the Company shall give any such notice, the six-month time period referred to in Sections 1.2 and
2.2 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 3.1(c)(F) or the Advice.

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         3.3 Rule 144. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities of the Company, it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and will take such further action as any Shareholder may reasonably request in order that such Shareholder may effect sales of Registrable Securities pursuant to Rule 144. At any reasonable time and upon request of a Shareholder, the Company will furnish such Shareholder and others with such information as may be necessary to enable the Shareholder to effect sales of common shares pursuant to Rule 144 under the Securities Act and will deliver to such Shareholder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

         3.4 Participation in Underwritten Registrations. No Shareholder may participate in any underwritten registration hereunder unless such Shareholder
(i) agrees to sell his Registrable Securities on the basis provided in any underwriting arrangements approved by the Company, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

                                   SECTION 4

                           Restrictions on Public Sale

         4.1 Public Sale by Shareholders. To the extent not inconsistent with applicable law, each Shareholder whose Registrable Securities are included in a Registration Statement pursuant to this Agreement, if requested by the managing underwriter or underwriters for such Registration, shall agree not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 15 business days prior to, and during the 90-day period (or such shorter period as may be agreed to by such underwriter or underwriters) following the effective date of a Registration Statement pursuant to such Demand Registration or Piggyback Registration (except as part of such Demand or Piggyback Registration).

         4.2 Public Sale by the Company. If requested by the managing underwriter or underwriters for any underwritten Registration, or by the holders of a majority of the Registrable Securities being registered in a Demand Registration that is not being underwritten, (i) the Company will not effect any public sale or distribution of common shares (or securities convertible into or exchangeable or exercisable for common shares) for its own account during the 15 business days prior to, and during the 90-day period following the effective date of such Registration, and (ii) the Company will use its best efforts to cause each other holder of common shares (or securities convertible into or exchangeable for, or options to purchase, common shares) purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during the period described in (i) above (except as part of such Registration, if otherwise permitted).



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                                    SECTION 5

                              Registration Expenses

         5.1 Generally. Except as provided in Section 5.2 below, all expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the Registration Statement (and all amendments and supplements to the Registration Statement) and furnishing copies of the Registration Statement and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "Blue Sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), the costs and expenses of authorizing the Registrable Securities for trading on the Nasdaq Small Cap Market or of listing them for trading on a national securities exchange and all other costs and expenses incurred by the Company in connection with any Registration under this Agreement.

         5.2 Excluded Costs and Expenses, The Company shall not bear the costs and expenses of any selling Shareholder for underwriters' commissions, discounts and nonaccountable expense allowances, brokerage fees or transfer taxes, nor the fees and expenses of any counsel, accountants or other representative retained by any selling Shareholder.

                                    SECTION 6

                                 Indemnification

         6.1 Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each Shareholder, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus, or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statement or omission is caused by any information with respect to such Shareholder furnished in writing to the Company by such Shareholder or its representative expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to Shareholders; provided, however, that if pursuant to an underwritten public offering of Registrable Securities, the Company and any underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions relating to indemnification and contribution between the Company and such underwriters, such provisions shall be deemed to govern indemnification and contribution as between the Company and such underwriters.

         6.2 Indemnification by Shareholders. In connection with any Registration, each Shareholder participating in such Registration will furnish to the Company in writing such information with respect to the Shareholder as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary Prospectus, and agrees to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company signing the Registration Statement and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement, Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, and only to the extent, that such untrue statement or omission is caused by any information with respect to the Shareholder furnished in writing by the Shareholder or its representative specifically for inclusion therein. In no event shall the liability of any selling Shareholder hereunder be greater in amount than the dollar amount of the proceeds received by such Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Registration Statement, Prospectus or preliminary Prospectus.

         6.3 Conduct of Indemnification Proceedings. Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding
Section 6.1 or 6.2, as applicable, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim unless a conflict of interest exists between the indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of the additional counsel or counsels.

         6.4 Contribution. If for any reason the indemnification provided for in the preceding Section 6.1 or 6.2, as applicable, is unavailable to an indemnified party as contemplated by such Section, then the indemnifying party, in lieu of indemnification, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that no selling Shareholder shall be required to contribute in an amount greater than the difference between the net proceeds received by the Shareholder with respect to the sale of Registrable Securities and all amounts already contributed by the Shareholder with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by the Shareholder.

                                   SECTION 7

                                   Definitions

         7.1 Certain Definitions. As used in this Agreement, the following terms have the following meanings:

         "Exchange Act" means the United States Securities Exchange Act of 1934.

         "Permitted Transferee" with respect to any Shareholder means such Shareholder's issue, spouse, or any trust, partnership or limited liability company for the exclusive benefit of such Shareholder's issue or spouse.

         "Registrable Securities" means: (i) the common shares of the Company held by the Selling Shareholders on the date of this Agreement, which in the case of Champagne is ___________ common shares, in the case of Stanton is ________ common shares and in the case of Kirkland is _____________ common shares, and (ii) any common shares or other equity securities of the Company issued or issuable in respect of the common shares referred to in clause (i) upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that common shares or other securities will only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(l) of the Securities Act so that all transfer restrictions and any restrictive legends with respect to those transfer restrictions are removed upon the consummation of such sale.

         7.2 Terms Defined in the Agreement. The following terms are defined in the Agreement:

                            Term                              Section
                            ----                              -------

                  Advice                                        3.2
                  Agreement                                   Preamble
                  Champagne                                   Preamble
                  Company                                     Preamble
                  Demand Registration                           1.1
                  demanding security holders                    2.1
                  IPO                                         Recitals
                  Kirkland                                    Preamble
                  NASD                                         3.1(a)
                  Piggyback Registration                        2.1
                  Prospectus                                   3.1(a)
                  Registration                                  3.1
                  Registration Statement                       3.1(a)
                  SEC                                         Recitals
                  Securities Act                              Recitals
                  Stanton                                     Preamble


                                    SECTION 8

                                  Miscellaneous

         8.1 Assignment. (a) No transferee of common shares from a Shareholder or a subsequent transferee, other than a Permitted Transferee shall be entitled to the registration rights provided in this Agreement.

         (b) Before a Permitted Transferee is entitled to the registration rights provided in this Agreement, such Permitted Transferee shall execute a letter agreement in form and substance reasonably satisfactory to the Company, agreeing to be bound by the terms and conditions of this Agreement to the same extent as the Transferor of the common shares so transferred was bound.

         (c) Upon the transfer of Registrable Securities to a Permitted Transferee, the registration rights of the Shareholder transferring the Registrable Securities shall thereafter be exercised by action of holders of a majority of the Registrable Securities of the transferring Shareholder's class.

         8.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties to this Agreement, and their Permitted Transferees, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.3 Governing Law. This Agreement will be governed by and construed under the laws of the State of New York in the United States of America without giving effect to the conflicts of laws principles thereof.

         8.4 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         8.5 Notices. Any notice required or permitted by this Agreement will be in writing and sent by prepaid registered or certified mail return receipt requested, delivered by hand or by messenger, or delivered by Federal Express or other reputable overnight delivery service, or by facsimile followed with a copy by first class mail and addressed to the other party at the address shown below or at such other address for which such party gives notice under this Agreement. Such notice will be deemed to have been given when delivered if delivered personally, if sent by mail, at the earlier of its receipt or three (3) business days after deposit in the mail, if sent by Federal Express or another reputable overnight delivery service two (2) business days after delivery to such service, or, if by facsimile, upon confirmation that the transmission was sent successfully.

         (a)      If to the Company:

                  E-Cruiter.com Inc.
                  1510-360 Albert Street
                  Ottawa, Ontario
                  Canada, KIR-7X7
                  Attention:______________
                  Telephone:  613-236-2263
                  Facsimile:   613-

         (b)      If to Champagne, to:

                  Paul Champagne
                  [                       ]
                  [                       ]
                  Canada
                  Telephone:
                  Facsimile:

         (c)      If to Stanton, to

                  John Gerard Stanton
                  [                      ]
                  [                      ]
                  Canada
                  Telephone:
                  Facsimile

         (d)      If to Kirkland, to:

                  Les Kirkland
                  [                    ]
                  [                    ]
                  Canada
                  Telephone:
                  Facsimile:

         8.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

         8.7 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions of this Agreement may not be given unless approved in writings by the Company and each Shareholder; provided, however, that no Shareholder consent shall be required to amend this Agreement to include any Permitted Transferee of a Shareholder. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         8.8 Termination. This Agreement shall terminate and cease to be of any further force or effect upon the earlier to occur of: (i) the date on which all Registrable Securities cease to be treated as Registrable Securities by reason of the proviso contained in the definition of "Registrable Securities;" (ii) the exercise by all Shareholders of the registration rights to which they are entitled under this Agreement; and (iii) the Company's merger with and into another corporation where, in connection with the merger, the common shares are exchanged exclusively for cash and/or shares of capital stock or other securities that are publicly traded on a national securities exchange or authorized for trading on the NASDAQ National Market System.

         8.9 Recapitalizations, Exchange, Etc. Affecting the Company's Common Shares. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the common shares, to any and all shares of capital stock of the Company that may be issued in respect of, in exchange for, or in substitution of the common shares referred to in the definition of "Registrable Securities" and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date of this Agreement.

8.10 Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.,

                                       E-CRUITER.COM INC.,



                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:



                                       THE SHAREHOLDERS:


                                       -------------------------------------
                                       Paul Champagne


                                       -------------------------------------
                                       John Gerard Stanton


                                       -------------------------------------
                                       Les Kirkland

                                TABLE OF CONTENTS

                                                                                                                 Page

SECTION 1             Demand Registration Rights.....................................................................1
         1.1      Right to Demand....................................................................................1
         1.2      Number of Demand Registrations.....................................................................1
         1.3      Priority on Demand Registrations...................................................................2
         1.4      Selection of Underwriters..........................................................................2
SECTION 2             Piggyback Registration Rights..................................................................2
         2.1      Right to Piggyback.................................................................................2
         2.2      Number of Piggyback Registrations..................................................................3
         2.3      Priority on Piggyback Registrations................................................................3
         2.4      Selection of Underwriters..........................................................................3
SECTION 3             Registration Procedures........................................................................3
         3.1      Registration Procedures............................................................................3
         3.2      Obligation of Selling Shareholders to Furnish Information..........................................7
         3.3      Rule 144...........................................................................................7
         3.4      Participation in Underwritten Registrations........................................................8
SECTION 4             Restrictions on Public Sale....................................................................8
         4.1      Public Sale by Shareholders........................................................................8
         4.2      Public Sale by the Company.........................................................................8
SECTION 5             Registration Expenses..........................................................................9
         5.1      Generally..........................................................................................9
         5.2      Excluded Costs and Expenses........................................................................9
SECTION 6             Indemnification................................................................................9
         6.1      Indemnification by the Company.....................................................................9
         6.2      Indemnification by Shareholders...................................................................10
         6.3      Conduct of Indemnification Proceedings............................................................10
         6.4      Contribution......................................................................................11
SECTION 7             Definitions...................................................................................11
         7.1      Certain Definitions...............................................................................11
         7.2      Terms Defined in the Agreement....................................................................12
SECTION 8             Miscellaneous.................................................................................12
         8.1      Assignment........................................................................................12
         8.2      Third Parties.....................................................................................12
         8.3      Governing Law.....................................................................................12
         8.4      Counterparts......................................................................................13
         8.5      Notices...........................................................................................13
         8.6      Severability......................................................................................14
         8.7      Entire Agreement; Amendments and Waivers..........................................................14
         8.8      Termination.......................................................................................14
         8.9      Recapitalizations, Exchange, Etc. Affecting the Company's Common Shares...........................14
         8.10     Headings..........................................................................................14

                          Registration Rights Agreement

                                  by and among

                               E-Cruiter-Com Inc.,

                                 Paul Champagne,

                             John Gerard Stanton and

                                  Les Kirkland





                        dated as of September 16th, 1999